Exhibit 10.1

                               AMENDMENT NO. 1 TO
                          REGISTRATION RIGHTS AGREEMENT

     This AMENDMENT NO. 1 (this "AMENDMENT") to that certain Registration Rights Agreement, dated as of February 18, 2014 (the "AGREEMENT ), between TUNGSTEN CORP., a Nevada corporation (the "COMPANY"), and HANOVER HOLDINGS I, LLC, a New York limited liability company (the "INVESTOR"), is entered into as of April 7, 2014 (the "AMENDMENT DATE"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

                                    RECITALS

     WHEREAS, Section 10 of the Agreement provides that the Agreement may be amended by a written instrument signed by the Company and the Investor, provided that the Agreement may not be amended by the parties from and after the date that is one Trading Day immediately preceding the initial filing of the Registration Statement with the SEC;

     WHEREAS, the Company has not filed the Registration Statement with the SEC and shall not file the Registration Statement with the SEC until at least one Trading Day has elapsed after the Amendment Date in accordance with Section 10 of the Agreement; and

     WHEREAS, the Company and the Investor now desire to amend the Agreement as set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Agreement and this Amendment, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. AMENDMENT OF SECTION 2(A). Effective as of the Amendment Date, Section 2(a) of the Agreement shall be amended and replaced with the following:

     "(a) Mandatory Registration. The Company shall prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC an initial Registration Statement on Form S-1, or such other form reasonably acceptable to the Investor and Legal Counsel, covering the resale by the Investor of Registrable Securities in an amount equal to 21,338,254 shares of Common Stock, 2,065,177 of which shares of Common Stock shall be registered as Initial Commitment Shares, 3,750,000 of which shares of Common Stock shall be registered as Additional Commitment Shares, and 9,600,000 of which shares of Common Stock shall be registered as Shares. Such initial Registration Statement shall contain (except if otherwise directed by the Investor) the "Selling Stockholder" and "Plan of Distribution" sections in substantially the form attached hereto as Exhibit
     B. The Company shall use its commercially reasonable efforts to have such initial Registration Statement, and each other Registration Statement
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     required to be filed  pursuant to the terms hereof,  declared  effective by the SEC as soon as practicable, but in no event later than the applicable Effectiveness Deadline."

     2. CONTINUING EFFECT OF AGREEMENT. Except as expressly set forth in this Amendment, all other provisions of the Agreement remain in full force and effect.

     3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal procedure and substantive laws of the State of New York, without giving effect to the choice of law provisions of such state.

     4. COUNTERPARTS. This Amendment may be executed in counterparts, all of which taken together shall constitute one and the same original and binding instrument and shall become effective when all counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart.




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     IN WITNESS WHEREOF,  the parties hereto have caused this AMENDMENT NO. 1 TO
THE AGREEMENT to be executed and delivered as of the Amendment Date.

                                        TUNGSTEN CORP.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        HANOVER HOLDINGS I, LLC, a New York
                                        limited liability company


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

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